                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2002
                                                           -------------


                     BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               MASSACHUSETTS                           0-17089                           04-2976299
--------------------------------------------------------------------------------------------------------
        (STATE OR OTHER JURISDICTION          (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
             OF INCORPORATION)                                                       IDENTIFICATION NO.)


               TEN POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109
-------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (617) 912-1900
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

         The information in Exhibit 99.1 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     EXHIBITS.

EXHIBIT NO.                DESCRIPTION
-----------                -----------

    99.1 Press Release issued by Boston Private Financial Holdings, Inc., dated July 15, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BOSTON PRIVATE FINANCIAL HOLDINGS, INC.



Date: July 15, 2002                     /s/ WALTER M. PRESSEY
                                        ---------------------------------------
                                        Walter M. Pressey
                                        President and Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

    99.1 Press Release issued by Boston Private Financial Holdings, Inc., dated July 15, 2002